CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Medina International Holdings, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Daniel Medina, CEO of the company, certify, pursuant to 18 USC
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Daniel Medina
                                         --------------------------------
                                         Daniel Medina,  CEO

Dated:  December 4, 2006